SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                VSB BANCORP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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




                                                   March 23, 2007




TO OUR STOCKHOLDERS:



       We are delighted to invite you to our Fourth Annual Stockholders Meeting, which will take place at Victory State Bank's new Main Office at 4142 Hylan Boulevard (Great Kills), Staten Island, New York 10308 at 5:00 P.M. (Eastern Standard Time) on Tuesday, April 24, 2007.

       The enclosed materials represent the performance of VSB Bancorp, Inc. on a consolidated basis.

       We sincerely hope that you will be able to attend and we look forward to seeing you at the Meeting.


                                                Sincerely,


                                                /s/ JOSEPH J. LIBASSI
                                                -------------------------------
                                                Joseph J. LiBassi
                                                Chairman of the Board


                                                /s/ MERTON CORN
                                                -------------------------------
                                                Merton Corn
                                                President and
                                                Chief Executive Officer


Please sign, date and return your proxy card or voting instructions in the enclosed envelope as soon as possible to make sure that your vote is counted at the Annual Meeting. You are welcome to attend the Meeting even if you send in your proxy card.

                                VSB BANCORP, INC.
                              4142 Hylan Boulevard
                                   Great Kills
                          Staten Island, New York 10308
                                 (718) 979-1100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of VSB BANCORP, INC.:

PLEASE TAKE NOTICE that our Annual Meeting of Stockholders will be held at the principal office of Victory State Bank, 4142 Hylan Boulevard, Staten Island, New York on April 24, 2007 at 5:00 p.m. (New York time), for the following purposes:

         1.       To elect three directors for three-year terms;

         2. To ratify the appointment of Crowe Chizek and Company LLC as our independent registered public accountants for 2007; and

         3. To transact any other business that may properly come before the meeting or any adjournments.

The close of business on March 9, 2007 is the record date to determine which stockholders are entitled to notice of and to vote at the meeting.

                                            By order of the Board of Directors



                                            /s/ JOAN NERLINO CADDELL
                                            ----------------------------------
                                            Joan Nerlino Caddell,
                                            Corporate Secretary
March 23, 2007

--------------------------------------------------------------------------------
        IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY, WHETHER YOU PLAN TO
                       ATTEND THE MEETING IN PERSON OR NOT
--------------------------------------------------------------------------------

                                Table of Contents
Summary........................................................................1
General Information............................................................2
       The Proxy...............................................................2
       Capital Stock Outstanding and Record Date...............................2
Forward-Looking Statements.....................................................3
Proposal 1 - The Election of Directors.........................................4
       General Information Regarding Nominees and Our Other Directors..........4
       Committees of the Board of Directors....................................5
       Audit Committee.........................................................5
       Audit Committee Report .................................................6
       Nominating Committee....................................................6
       Human Resources (Compensation) Committee................................7
       Stockholder Communications with Directors...............................7
       Attendance by Directors at Our Annual Meeting...........................8
Compensation...................................................................8
       Explanatory Information Regarding Compensation..........................9
       General.................................................................9
       Employment Agreement....................................................9
       401(k) Plan.............................................................9
       Employee Stock Ownership Plan...........................................9
       Outstanding Equity Awards..............................................10
       Director Compensation..................................................11
       Security Ownership of Management and Certain Beneficial Owners.........11
       Transactions with Directors and Officers and Their Related Interests...12
       Section 16a Beneficial Ownership Reporting Compliance..................13
Proposal 2 - Ratification of Independent Registered Public Accountants........13
       Audit and Other Fees...................................................13
       Financial Information..................................................14
Other Matters.................................................................14
       Stockholder Nominations or Proposals...................................14
       Submission of Matters for Inclusion in Our 2008 Proxy Statement........15


We will provide, without charge, to each person solicited with this proxy statement, upon the written request of any such person, a copy of our annual report on Form 10-KSB, including the financial statements and the financial statement schedules that we are required to file with the Securities and Exchange Commission for our most recent fiscal year. The written request should be directed to Raffaele Branca, Chief Financial Officer, VSB Bancorp, Inc., 4142 Hylan Boulevard, Staten Island, New York 10308. The Form 10-KSB is also available on the Internet as part of the Securities and Exchange Commission's EDGAR database at http://www.sec.gov/edgar.shtml.

                                VSB Bancorp, Inc.
                              4142 Hylan Boulevard
                                   Great Kills
                          Staten Island, New York 10308
                                 (718) 979-1100

                                 Proxy Statement

                                     SUMMARY

Q:    Why am I receiving these materials?

A:    Our Board of Directors is sending you these proxy materials in connection with our annual meeting of stockholders, which will take place on April 24, 2007. You may attend the annual meeting in person but we ask that you send us your proxy card and vote on the proposals described in this proxy statement to make sure that your vote is counted.

Q:    What proposals will stockholders vote on at the annual meeting?

A:    There are two proposals that stockholders are scheduled to vote on at the meeting:

      o   the election of three directors for three-year terms; and

      o the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accountants.

Q:    Who has been nominated as a director?

A:    The Board of Directors, upon the recommendation of the Nominating
Committee, has nominated Joseph J. LiBassi, Merton Corn and Joan Nerlino Caddell for election as directors. They are all now directors of both our company and our subsidiary, Victory State Bank.

Q:    How many votes are required for election as a director?

A:    The three nominees with the highest vote totals will be elected.

Q:    What shares can I vote?

A:    You can vote all shares that you owned at the close of business on March
9, 2007 (the "Record Date"). You may cast one vote for each share of stock. You may vote for up to three directors for three-year terms, but you may cast only one vote per share for any single nominee.

Q:    How can I vote my shares?

A:    The best way to vote your shares is to mail your proxy card in the enclosed pre-paid envelope. You can still attend the meeting and change your vote, but sending your proxy card will make sure your vote is counted. If you own your stock in street name through a stockbroker, please be sure to send your voting instructions to your broker so your shares will be voted.

Q:    Can I change my vote?

A:    You may change your voting instructions at any time before the vote at the annual meeting. You may do so by submitting a new proxy card on our form with a later date, by signing any other document that revokes your proxy and causing it to be delivered at the meeting, or by attending the meeting and voting in person. Attending the meeting will not automatically revoke your proxy unless you specifically so request. If you own your stock in street name, you must contact your broker to change your vote.

                               General Information

         We are furnishing this Proxy Statement and the accompanying form of proxy to the stockholders of VSB Bancorp, Inc. in connection with our solicitation of proxies for our Annual Meeting of Stockholders to be held on April 24, 2007 at 5:00 p.m. (local time) at the main office of our subsidiary, Victory State Bank, at 4142 Hylan Boulevard, Staten Island, New York 10308, and at any adjournments of the meeting.

         We are first sending this Proxy Statement to our stockholders on or about March 23, 2007.

The Proxy

         Our Board of Directors is soliciting your proxy. If you properly sign and return the enclosed form of proxy prior to or at the meeting and you do not revoke it, all your shares covered by the proxy will be voted at the meeting and, if you give instructions on how you want your shares to be voted, we will follow those instructions. If you properly sign and return the proxy but you do not specify how you want to vote, your shares will be voted for the election of the director nominees named below and in favor of all other proposals described in this Proxy Statement. If you hold your stock in street name through a broker, please send your voting instructions to your broker.

         We will solicit proxies by mail and by delivery to agents for street name holders. We may also solicit proxies by telephone, facsimile or in person by officers and other employees of ours or of our subsidiary. We will pay the entire cost of this solicitation. We will reimburse financial institutions, brokerage houses or other custodians, nominees or fiduciaries for their reasonable expenses in forwarding the forms of proxy and proxy materials to beneficial owners. You may revoke your proxy at any time before the vote is cast for your shares, either by written notice or by your oral revocation at the meeting. To be valid, written notice must be actually received by Joan Nerlino Caddell, Corporate Secretary, VSB Bancorp, Inc., 4142 Hylan Boulevard, Staten Island, New York 10308 before the proxy is used at the meeting. Attendance at the meeting will not in and of itself revoke a proxy.

         Other than the matters listed on the attached Notice of Annual Meeting, our Board of Directors does not know of any other matters that will be presented for a vote at the meeting. If you sign the enclosed proxy, the holders of the proxy will have the authority to vote your shares in accordance with their best judgment on any other business that may properly come before the meeting.

Capital Stock Outstanding and Record Date

         The close of business on March 9, 2007 is the record date to determine which stockholders are entitled to notice of, and to vote at, the meeting. At the close of business on that date, there were 1,891,759 shares of our common stock outstanding and entitled to vote at the meeting. Common stock is our only authorized class of stock. Each outstanding share is entitled to one vote at the meeting on each matter to be voted upon. There will be no cumulative voting of shares for the election of directors.

         If 630,587 shares of our common stock are represented at the meeting in person or by proxy, representing one-third of the issued and outstanding shares, there will be a quorum. Abstentions and broker non-votes are counted to determine whether there is a quorum.

         On Proposal 1, the election of directors, you may vote for up to three candidates. You may not cast more than one vote per share for any one nominee. You may "Withhold Authority" to vote for some or all of the nominees named below by so indicating in the appropriate space on the proxy. The three nominees with the most votes will be elected to three-year terms. Votes that are withheld have no effect on the election of directors.

         On Proposal 2, the ratification of the independent registered public accountants, you may vote "FOR", "AGAINST" or "ABSTAIN". Proposal 2 requires the affirmative vote of a majority of the votes cast on Proposal 2 to be approved. Abstentions and broker non-votes, as well as failing to submit a proxy card or a ballot at the meeting, have no effect on the results of the vote on Proposal 2.

         Please return your proxy to our transfer agent, Registrar and Transfer Company, in the envelope we provide. Inspectors of election designated by the Board will count the votes. There are no dissenters' rights arising out of any of the proposals set forth in this Proxy Statement.

                           Forward-Looking Statements

         When used in this proxy statement, or in any written or oral statement made by us or our officers, directors or employees, the words and phrases "will result," "expect," "will continue," "anticipate," "estimate," "project," or similar terms are intended to identify "forward-looking statements." A variety of factors could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in any forward-looking statements. Some of the risks and uncertainties that may affect our operations, performance, development and results, the interest rate sensitivity of our assets and liabilities, and the adequacy of our loan loss allowance, include, but are not limited to:

               o deterioration in local, regional, national or global economic conditions which could result in, among other things, an increase in loan delinquencies, a decrease in property values, or a change in the real estate turnover rate;
               o changes in market interest rates or changes in the speed at which market interest rates change;
               o changes in laws and regulations affecting the financial service industry;
               o    changes in competition; and
               o    changes in consumer preferences.

         Please do not place undue reliance on any forward-looking statement, which speaks only as of the date made. There are many factors, including those described above, that could affect our future business activities or financial performance and could cause our actual future results or circumstances to differ materially from those we anticipate or project.

                     Proposal 1 - The Election of Directors

General Information Regarding Nominees and Our Other Directors

         Our Board of Directors has nine members. At the meeting, three directors are to be elected, all for three-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors has nominated Joseph J. LiBassi, Merton Corn and Joan Nerlino Caddell for the three directorships. All of the nominees are presently members of the Board of Directors, with their terms expiring at the meeting.

         If any of these nominees becomes unavailable for election, which we do not anticipate, the shares represented by proxies that would otherwise have been voted for such nominee will be voted for a substitute nominee designated by our Board of Directors.

         The following table provides information about the three nominees and our other six directors. Length of service as a director includes service as a director of Victory State Bank prior to our holding company reorganization.

                           Length of Service
                            as Director and            Principal Occupation During Past 5 Years and
Name and Age               Expiration of Term                Directorships of Public Companies
------------               ------------------                ---------------------------------
Nominees:

Joseph J. LiBassi          Director since 1997       Chairman, VSB Bancorp, Inc. and Victory State Bank;
(71)                       Term expires 2007         Self-employed investor.

Merton Corn                Director since 1997       President and Chief Executive Officer, VSB Bancorp, Inc.
(72)                       Term expires 2007         and Victory State Bank; President and Chief Executive
                                                     Officer of Gateway State Bank from 1977 until its
                                                     merger with Staten Island Savings Bank in 1995;
                                                     Senior Vice President of Staten Island Savings Bank
                                                     from August 1995 to December 1995; President and
                                                     Chief Executive Officer of Community Capital Bank
                                                     from December 1995 to November 1997.

Joan Nerlino Caddell       Director since 1997       Secretary, VSB Bancorp, Inc., and Victory State Bank;
(49)                       Term expires 2007         attorney at law and member/owner of Joan Nerlino
                                                     Caddell & Associates, PLLC since January 2006 and
                                                     partner in Nerlino & Gambale, LLP from March 2002
                                                     through December 2005, both firms being attorneys
                                                     for Victory State Bank.

Continuing Directors:

Raffaele M. Branca         Director since 1997       Executive Vice President and Chief Financial Officer, VSB
(42)                       Term expires 2008         Bancorp, Inc. and Victory State Bank; formerly Vice President,
                                                     Finance and Investment Portfolio Manager for River Bank
                                                     America; Formerly Vice President for Finance and Investments
                                                     of Hamilton Bancorp. Inc.

Robert S. Cutrona, Sr.     Director since 1997       President of Project-One Services, Inc., a cleaning and
(69)                       Term expires 2008         maintenance firm.


Chaim Farkas               Director since 1997       President and Owner of Dataware Systems Lease, Inc., a
(53)                       Term expires 2008         computer services company.

Alfred C. Johnsen          Director since 2003       Certified public accountant and owner of the firm Alfred C.
(60)                       Term expires 2009         Johnsen Certified Public Accounts.

Carlos Perez MD            Director since 1997       Doctor of Gynecology.
(67)                       Term expires 2009

Bruno Savo                 Director since 2004       Vice President, S.L. Homes Development and Savo Bothers
(48)                       Term expires 2009         Development, local building firms that construct mainly
                                                     residential housing.

The Board of Directors held 13 meetings during 2006. During the year ended December 31, 2006, each director attended at least 75% of the total of the number of Board meetings held and the number of meetings held by all committees on which he or she served, while he or she served.

   Our Board of Directors unanimously recommends that you vote IN FAVOR of the election of Directors LiBassi, Corn and Nerlino Caddell as directors.

Committees of the Board of Directors

         The Board of Directors has a Nominating Committee, an Audit Committee and a Human Resources (compensation) Committee. These committees all operate jointly with comparable committees of the Board of Directors of Victory State Bank having the same members. Except for the issue of stockholder recommendations to the Nominating Committee for director candidates, which applies only to the VSB Bancorp, Inc. Nominating Committee, the following discussion regarding committees relates to both the Victory State Bank and VSB Bancorp, Inc. committees.

Audit Committee

         The Audit Committee conducts the annual statutory directors' examination of Victory State Bank, reviews reports of examination made by regulatory authorities, reviews and discusses the audited financial statements with our independent public accountants and makes periodic reports to the Board of Directors regarding the findings of the regular audits by Victory State Bank's internal auditor. The Audit Committee also receives a report from our independent registered public accountants regarding critical accounting policies and procedures, any material alternate treatment discussed with management, and other written communications from those accountants to management. The Audit Committee also approves the retention of our independent registered public accountants, and recommends the approved firm to the Board of Directors for approval by the Board.

         The Board of Directors has determined that director Alfred C. Johnsen, who is a member of the Audit Committee, qualifies as an audit committee financial expert under the regulations of the Securities and Exchange Commission and that he is independent of management. Mr. Johnsen will not be deemed an expert for any other purpose as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In addition, the designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The following is the report of our Audit Committee.

Audit Committee Report

         During 2006, the Audit Committee reviewed the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent public accountants, the performance of the internal audit function and our independent public accountants, and significant financial matters. Each of the Audit Committee members satisfies the definition of independent director under National Association of Securities Dealers Rule 4200. The Audit Committee met seven times during 2006.

         The Board and the Audit Committee have adopted a charter for the Audit Committee. The charter was most recently re-approved, with minor changes, in 2007. The Board of Directors of the Bank has also approved the same charter for its Audit Committee.

         The Audit Committee has reviewed our audited consolidated financial statements and discussed the statements with management. The Audit Committee has discussed with Crowe Chizek and Company LLC, our independent registered public accountants for 2006, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee received from Crowe Chizek and Company LLC the written disclosures required by Independence Standards Board Standard No. 1, disclosing to the Audit Committee all relationships with the accountants that may reasonably bear on independence, confirming the accountants' independence and confirming that the accountants discussed their independence with the Audit Committee. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report for 2006 as sent to our stockholders.

Submitted by the Audit Committee:

Alfred C. Johnsen (Chairman), Joseph J. LiBassi and Carlos Perez MD

Nominating Committee

         The Nominating Committee proposes candidates to the Board of Directors for election as directors by stockholders. The Committee also reviews issues of independence and conflicts of interest regarding directors and candidates for nomination. The Nominating Committee consists of directors Joseph J. LiBassi, Alfred C. Johnsen and Carlos Perez MD. All of the members of the Nominating Committee are independent of management. The Nominating Committee met once during 2006. The Board of Directors has adopted a charter for the Nominating Committee. The charter was most recently re-approved, with minor changes, in 2007. The charter is available for review on our web site at www.victorystatebank.com.

         We are principally engaged in business in Staten Island. Our existing directors are active, well-known members of the community. In most cases, we anticipate that existing directors will be re-nominated if they want to continue to serve as directors. If an existing director will not be re-nominated for any reason, or if the size of the board of directors has been increased, then the Nominating Committee, in consultation with the other directors and based upon their knowledge of the Staten Island community, will seek to identify individuals known to them with character, experience, knowledge and business relationships that reflect favorably on their ability to act as productive members of the Board of Directors. Once candidates are identified, the committee evaluates their credentials and forms a judgment as to which candidate or candidates have the greatest ability to both guide us and assist in the growth of our business. All candidates suggested to the Committee will be evaluated in the same manner, regardless of whether the candidate is suggested by a director, officer, shareholder or other person.

         We seek director nominees who, at a minimum, possess:

               o    knowledge of the business community in Staten Island;
               o    expertise in the evaluation of financial matters;
               o the ability to review, absorb and comment on financial statements which are an integral part of our operations;
               o the character and reputation appropriate for a director of a bank holding company; and
               o no blemishes in their past which would cause concerns among federal or state bank regulators who regularly examine the operations of VSB Bancorp or its subsidiary, Victory State Bank.

         The Nominating Committee will consider, for inclusion in the Board of Directors' slate of nominees for director, candidates suggested by stockholders. In order to suggest a candidate, a stockholder must send a notice to the Nominating Committee which we must receive at our principal office no later than 120 calendar days before the date which corresponds to the date of our proxy statement for the prior year's annual meeting. The notice must be signed by the stockholder and must provide the following information:

               o A detailed resume of the proposed nominee showing his or her academic and business achievements and history; his or her experience and qualifications to be a director; and any other information that the stockholder or the proposed nominee considers relevant in evaluating the person's qualifications to be a director;
               o All information regarding the proposed nominee that would be required to be disclosed to the Board of Governors of the Federal Reserve System in our Annual Report on form FR Y-6;
               o All other information relating to the proposed nominee that would be required to be disclosed in a proxy statement under the rules and regulations of the Securities and Exchange Commission; and
               o The name and address of the stockholder submitting the notice; the number of shares owned by the stockholder; and a description of any business, family or employment relationship between the stockholder and the proposed nominee.

Human Resources (Compensation) Committee

         The Human Resources Committee makes salary and compensation decisions for all officers at the level of Senior Vice President and above. The committee also functions as the stock option committee under our various stock option plans. The Human Resources Committee consists of directors Carlos Perez MD, chairman, Joseph J. LiBassi and Alfred C. Johnsen. The Human Resources committee met once during 2006.

Stockholder Communications with Directors

         Stockholders may communicate directly with a director by mailing or delivering a letter addressed to the director by name at our principal office. The envelope should be conspicuously marked on the outside front "Confidential." We will forward any such letters to the named director unopened. Letters addressed to the Board of Directors as a whole will be given to the Chairman of the Board, who will then distribute copies to all directors.

Attendance by Directors at Our Annual Meeting

         The Board has adopted a formal policy that all directors should attend the annual meeting of stockholders. It has been the practice of Victory State Bank and VSB Bancorp, Inc., to hold meetings of their Boards of Directors immediately after the annual stockholders' meeting. Therefore, we anticipate that most, if not all, of the directors will attend the annual meeting of stockholders. In 2006, eight of our nine directors attended the annual stockholders' meeting of our company.

                                  Compensation

         This section provides information regarding cash and non-cash compensation paid to certain executive officers and directors of VSB Bancorp, Inc. and its subsidiaries for the periods indicated.

         The following table provides information regarding Merton Corn, the principal executive officer of the Company, and the next highest compensated executive officer with total compensation above $100,000 during 2006, as there was only one other executive officer. There were no persons who were executive officers for a part of 2006 but not at the end of 2006 who had total compensation of at least $100,000 during the year.

   Name and principal                                                 Stock        Option          All Other
        position             Year       Salary         Bonus(1)     Awards(2)      Awards        Compensation(3)     Total
      Merton Corn,           2006      $214,988        $84,990      $(90,927)       None           $ 32,010        $241,061
   President and CEO         2005      $206,325        $93,689       $31,000        None           $ 32,268        $363,282

   Raffaele M. Branca,
     Executive Vice          2006      $158,020        $64,108         None         None           $ 22,404        $244,532
  President, CFO & COO       2005      $153,769        $70,469         None         None           $ 23,932        $248,170

(1) The bonus shown for each year represents the amount approved by the Board of Directors with respect to that year. However, bonuses are not paid until after audited financial statements are available for the following year and are subject to adjustment by the Board of Directors until they are actually paid.
(2) Reflects the amount recognized for financial statement purposes with respect to outstanding stock appreciation rights previously granted, which is principally a function of changes in our stock price.
(3) Represents the following items:

-------------------------------------------------------------------------------------------------------------
                                    401(k) match    Vested value of
                                     and profit     SARs that first   Contributions to the
                                    sharing plan      vest during        Employee Stock
       Name                 Year    contribution       the year          Ownership Plan       Miscellaneous
-------------------------------------------------------------------------------------------------------------
    Merton Corn             2006      $12,100            n/a                 $10,773             $ 9,137
                            2005      $12,075            n/a                 $11,745             $ 8,448

-------------------------------------------------------------------------------------------------------------
 Raffaele M. Branca         2006      $11,500            n/a                 $10,773             $   131
                            2005      $12,075            n/a                 $11,745             $   112

-------------------------------------------------------------------------------------------------------------

Explanatory Information Regarding the Summary Compensation Table

         General. During 2005 and 2006, we did not grant any equity-based compensation nor did we reprice or otherwise modify any equity-based compensation plan or award, nor did we waive or modify any target, goal or condition under any non-stock incentive plan. The amount shown in the option awards column for Mr. Corn in 2006 represents the recovery of previously accrued expenses on account of stock appreciation rights granted to Mr. Corn due to a reduction in the market price of the company's common stock. The bonuses shown in the above table were awarded by vote of the Board of Directors upon the recommendation of the Human Resource committee. The bonuses were based upon an evaluation of general factors by the Human Resources Committee and the Board of Directors.

         Employment Agreement. Victory State Bank has an employment agreement with President Merton Corn. The employment agreement is intended to maintain a stable and competent management base. The employment agreement expires in November 2007. We have announced that Mr. Corn intends to retire at the expiration of the employment agreement. In addition to his base salary under the agreement, which is $225,737 per annum for the remainder of 2007, Mr. Corn may receive annual bonuses at the discretion of the Board based upon the performance of Victory State Bank and other factors.

         Either party has had the right to terminate the agreement without cause at any time upon 90 days notice. Upon such termination, Mr. Corn will be entitled to severance of twelve months salary plus, if termination is by the Bank, continued medical insurance coverage. If Mr. Corn continues to serve until the end of the term of the agreement and then retires, which is currently anticipated, he will be entitled to receive severance of one year of salary. If Mr. Corn's employment is terminated within one year after a change in control, then he is entitled to a payment of 36 months salary plus 36 months of continued medical insurance coverage.

         401(k) Plan. We maintain a qualified 401(k) salary deferral plan for all eligible employees of Victory State Bank and our holding company who are at least 21 years of age, who work for one consecutive year and are credited with 1,000 hours of service in the plan year. Each participant may elect to make salary deferral contributions to the 401(k) plan on a pre-tax basis. We match 100 percent of the first three percent of salary deferred by employees, including Mr. Corn and Mr. Branca. Compensation for purposes of the 401(k) is capped at $220,000 annually (subject to cost of living adjustments). At our sole discretion, we can also make a discretionary (or profit sharing) contribution to the Plan. This discretionary contribution is in addition to the matching contribution. The matching contribution and the discretionary contribution vest in annual installments of 20% beginning after the second anniversary of eligibility in the 401(k) plan. Employee salary deferral contributions are immediately vested. For 2006, we made a discretionary contribution to the Plan equal to 2.5% of salary. Aggregate contributions to the accounts of an employee under the 401(k) plan cannot exceed $44,000 annually (subject to cost of living adjustments).

         Employee Stock Ownership Plan. We have an Employee Stock Ownership Plan (the "ESOP") for employees. Employees of VSB Bancorp, Inc., Victory State Bank and any other subsidiaries who have been credited with at least 1,000 hours of service during a designated 12-month period and who have attained age 21 are eligible to participate in the plan. Mr. Corn and Mr. Branca are both participants. The ESOP purchased 92,900 shares of our common stock from us out of authorized but unissued shares in 2004 using the proceeds of a loan we made to the ESOP.

         Stock purchased with the proceeds of the loan is allocated to employee accounts in the ESOP gradually as it is released from the security interest for the ESOP loan. The original loan was in the amount of $1,690,780, and for 2006 we repaid $169,078 of the loan, so 10,159 shares of our common stock were released from the lien of the loan. For 2005 we repaid $169,078 of the loan, so 10,463 shares of our common stock were released from the lien of the loan. Those shares have been allocated to the ESOP accounts of all participating employees.

         The ESOP will continue to hold the stock, and any other amounts held for the benefit of each employee, until that employee's employment terminates, whether by retirement, resignation or termination by the employer, provided that there are minimum release provisions for employees, such as Mr. Corn, who are over age 70-1/2. After termination of employment, the employee's vested balance will be distributed to the employee. Benefits for each employee vest over a seven-year period, with no vesting during the first two years of employment, and 20% vesting each year for the next five years of employment. The plan provides that in the event of a change in control, all benefits will fully vest automatically. Employees received full credit for service with Victory State Bank before the ESOP was implemented to determine vesting of benefits. Mr. Corn and Mr. Branca are fully vested in their plan balances.

         In general, when stock is released from the security interest of the ESOP loan, the stock is allocated based upon the relative compensation of each participant for the year. Other amounts contributed to the ESOP that are allocated to employees will be allocated in the same manner, based upon compensation. However, profits allocated to employee accounts, such as any gain on the sale of unallocated stock held by the ESOP, will be allocated based upon each employee's relative ESOP account balances.

Outstanding Equity Awards

         Stock Option Plans. We have five stock options plans. Four of them were originally approved by stockholders of Victory State Bank. These plans became the stock option plans of VSB Bancorp upon the reorganization of Victory State Bank into a subsidiary of VSB Bancorp. The fifth plan was approved by our stockholders in 2004. There are two plans for employees and two plans for non-employee directors. The fifth plan approved in 2004 applies to all directors, whether or not they are employees.

         In December 2005, the Board of Directors accelerated the vesting of all unvested options so that all outstanding options vested on or before December 31, 2005. There were no option grants in 2006 or 2005. There remain available 4,350 shares for which options may be granted under the employee stock option plans and 12,500 shares for which options maybe granted under the 2004 directors plan. The following table sets forth information at December 31, 2006 regarding outstanding options held by Mr. Corn and Mr. Branca, on an option by option basis. The table also includes, as option awards, certain stock appreciation rights that were awarded to Mr. Corn in 1998 and 1999.

                                               OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
------------------------------------------------------------------------------------------------------------------------------------
                                                               OPTION AWARDS
------------------------------------------------------------------------------------------------------------------------------------
                          Number of Securities     Number of Securities    Equity Incentive Plan Awards:
                         Underlying Unexercised   Underlying Unexercised        Number of Securities         Option        Option
                                Options                   Options              Underlying Unexercised       Exercise     Expiration
           Name              Exercisable(1)            Unexercisable              Unearned Options          Price(1)        Date
------------------------------------------------------------------------------------------------------------------------------------
       Merton Corn               15,000                     -0-                         -0-                   $4.00      2/15/2008
                                  2,500                     -0-                         -0-                   $4.00      2/15/2008
------------------------------------------------------------------------------------------------------------------------------------
                                  8,125                     -0-                         -0-                   $6.40      7/14/2008
    Raffaele M. Branca            5,500                     -0-                         -0-                   $5.10      6/08/2009
                                  8,125                     -0-                         -0-                   $4.75      4/25/2010
------------------------------------------------------------------------------------------------------------------------------------

    (1) - Number of shares and exercise price have been adjusted for all stock dividends.

Director Compensation.

         Non-employee directors, other than the Chairman of the Board, receive Board-approved attendance fees of $750 per board meeting and $300 per committee meeting for committees of the Company or the Bank ($200 per meeting for meetings of the Bank's loan committee). The committee attendance fee for the chairman of the committee is $450 per meeting ($300 per loan committee meeting). The Chairman of the Board received a director's fee fixed by the Board of $130,000 in 2006 but did not receive per meeting fees. Although directors are eligible for stock option awards under certain of our stock option plans, there were no grants to directors under those plans in 2005 or 2006. The following table shows compensation paid to directors during 2006. The table excludes non-compensatory amounts paid to directors for good or services rendered other than in their capacity as directors, as discussed below under the caption, "Transactions with Directors and Officers and Their Related Interests."

                                                         All
                              Fees Earned or Paid       Other
             Name                  in Cash           Compensation        Total

     Joan Nerlino Caddell          $ 13,500              None           $ 13,500

    Robert S. Cutrona, Sr.         $ 13,500              None           $ 13,500

         Chaim Farkas              $ 13,500              None           $ 13,500

       Joseph J. LiBassi           $130,000              None           $130,000

       Alfred C. Johnsen           $ 11,600              None           $ 11,600

      Dr. Carlos M. Perez          $ 10,650              None           $ 10,650

          Bruno Savo               $ 15,075              None           $ 15,075



Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth, to our knowledge based upon a review of our records and information provided in required filings, the beneficial ownership of our stock as of the Record Date by directors, executive officers, and any other person, entity or group known by us to beneficially own 5% or more of our stock, including options, as detailed in the notes to the table, that are exercisable now or within 60 days after the Record Date.

                                                             Number               Percent
Name                                                        of Shares             of Total
-------------------------------------------------------------------------------------------------
Directors and Executive Officers
-------------------------------------------------------------------------------------------------
Raffaele M. Branca - Executive Vice President              91,431 (1)                4.76%
Joan Nerlino Caddell                                       59,863 (2)                3.15%
Merton Corn  - CEO and President                          176,607 (3)                9.30%
Robert S. Cutrona, Sr.                                     42,863 (4)                2.25%
Chaim Farkas                                               41,082 (5)                2.16%
Alfred C. Johnsen                                           8,750 (6)                0.46%
Joseph J. LiBassi                                         150,863 (7)                7.89%
Carlos Perez MD                                            74,531 (8)                3.91%
Bruno Savo                                                 16,281 (9)                0.86%

All directors and executive officers
  as a group (9 persons)                                  662,271                   32.83%
                                                         --------
Other 5% Stockholders
-------------------------------------------------------------------------------------------------
Robert Golden                                              96,041 (10)               5.08%
-------------------------------------------------------------------------------------------------

(1) Excludes 700 shares owned by his spouse, as to which he disclaims voting power and beneficial ownership. Includes options to purchase 28,000 shares under our stock option plans.
(2) Excludes 5,750 shares, which are owned by her spouse, as to which she disclaims voting power and beneficial ownership. Includes 5,000 shares owned by her two minor children. Includes options to purchase 13,750 shares under our stock option plans.
(3) Excludes 17,500 SARs that do not carry voting rights. Includes 6,250 options granted under our stock option plans.
(4) Includes 25,000 shares owned as joint tenants with his son. Excludes 2,500 shares owned by his spouse, as to which he disclaims voting power and beneficial ownership. Includes options to purchase 16,250 shares under our stock option plans.
(5) Includes 25,000 shares owned as joint tenants with his spouse and 250 shares owned by his adult son, who resides in his household. Includes options to purchase 11,250 shares under our stock option plans.
(6)  Includes options to purchase 6,250 shares under our stock option plans.
(7) Excludes 1,250 shares, which are owned by Melinda LiBassi, Mr. LiBassi's spouse, as to which Mr. LiBassi disclaims voting power and beneficial ownership. Includes options to purchase 21,250 shares under our stock option plans.
(8) Includes 57,500 shares owned by the Carlos Perez M.D. Trust, of which he is a beneficiary. Excludes 3,750 shares owned by his adult children, as to which he disclaims voting power and beneficial ownership. Includes options to purchase 16,250 shares under our stock option plans.
(9) Includes 3,750 shares for Mr. Bruno Savo's three minor children, for which Mr. Savo is the custodian. Includes options to purchase 6,250 shares under our stock option plans.
(10) Based upon a report on Schedule 13G filed by Mr. Golden with the Securities and Exchange Commission on May 2, 2006 showing that he is the beneficial owner of 96,041 shares of the VSB Bancorp, Inc.'s Common Stock. Mr. Golden has no other known relationship with VSB Bancorp, Inc.

(a) Merton Corn's address is c/o Victory State Bank, 4142 Hylan Boulevard, Staten Island, New York 10308 and Joseph J. LiBassi's address is c/o Victory State Bank, 4142 Hylan Boulevard, Staten Island, New York 10308. Robert Golden's address is c/o Golden Properties, 420 Dougherty Boulevard, Inwood, New York 11096

Transactions with Directors and Officers and Their Related Interests

         Some of our directors and officers and some of the corporations and firms with which they are associated also are our customers in the ordinary course of business, or have loans from Victory State Bank. None of them have loans from VSB Bancorp, Inc. It is anticipated that some of these individuals, corporations and firms will continue to be our customers or may continue to have loans from Victory State Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Victory State Bank transactions with unaffiliated persons.

         Director Joan Nerlino Caddell is a member/owner of the law firm of Joan Nerlino Caddell & Associates, PLLC, which the Bank retained to provide legal services in 2006, and she was formerly a partner in Nerlino & Gambale, LLP, which the Bank retained to provide legal services in 2005. Fees paid to these firms for legal services provided were $144,042 in 2006 and $113,332 in 2005.

         Director Chaim Farkas is President and shareholder of the firm of Dataware Systems Lease, Inc. ("Dataware") from which Victory State Bank purchased computer hardware and related software in the ordinary course of business. The fees paid to Dataware in the aggregate, totaled $42,333 in 2006 and $36,191 in 2005.

         Director Bruno Savo, is a member of Boardwalk Estates, LLC, NBM Development, LLC and Jolene Estates, LLC, limited liability companies, which develop residential real estate for resale and Savino Savo, a former director and the father of Bruno Savo, is the president of Village Green Shopping Center, Inc. and Village Green Maintenance Corp, which are real estate companies. All of these companies had loans or unused but available lines of credit from Victory State Bank at December 31, 2006 and December 31, 2005. The loans and line of credit facilities were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

         Director Robert Cutrona, Sr., is President of Project-One Services, Inc., a company that provides cleaning and construction services to the Bank in the ordinary course of business. The fees paid to Project-One in the aggregate totaled $109,943 in 2006 and $88,793 in 2005.

         The Board of Directors has evaluated the relationships between its directors and management and has determined that Directors Cutrona, Farkas, Johnsen, LiBassi, Perez and Savo are independent of management under the rules of the NASDAQ Stock Market.

Section 16a Beneficial Ownership Reporting Compliance

         Director Farkas did not timely file four reports on Form 4 that were required to be filed as a result of four sales of our stock that he completed in August 2006. The four reports were filed in late August and early September 2006.

         Director Nerlino filed one report on Form 4 as the result of one purchase of our stock by her husband, which filing she believes was optional because she has disclaimed any interest in the purchased stock. The filing was made after the deadline that would have applied had the filing been mandatory.


     Proposal 2 - Ratification of Independent Registered Public Accountants

         Our Audit Committee has approved the engagement of Crowe Chizek and Company LLC to be our independent registered public accounting firm for 2007, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of that engagement of Crowe Chizek and Company LLC. We expect that representatives of Crowe Chizek will attend the meeting and be available to respond to appropriate questions. The representatives will be allowed to make a statement, if they desire to do so.

Audit and Other Fees

         The following table sets forth the aggregate fees billed or expected to be billed by Crowe Chizek and Company LLC for services rendered to us during 2006 and 2005 on our behalf on a combined basis, including Victory State Bank and VSB Bancorp, Inc., as well as all out-of-pocket costs incurred in connection with these services, which have been billed or will be billed to us. It is the policy of the audit committee that all non-audit services must be approved in advance by the audit committee. Only the audit committee has the authority to approve services to be provided by our independent registered public accountants and all members of management are aware that they must report to the audit committee any proposal to obtain non-audit services from our independent accountants and obtain approval from such committee before any such services are provided. All (100%) of the services provided by Crowe Chizek and Company LLC were approved in advance by the audit committee.

                                                 2006               2005
                                                 ----               ----

Audit Fees                                   $  77,350          $  74,500

Audit-Related Fees                           $      --          $   1,500(1)

Tax Fees                                     $  12,000(2)       $  12,000(2)

All Other Fees                               $      --          $  30,500(3)

   (1) Includes $1,500 for services related to the filing of a Registration Statement on Form S-8 in connection with our Employee Stock Ownership Plan.
   (2) For preparation of 2006 tax return in 2007 and 2005 tax return in 2006, respectively.
   (3) Represents work performed by Crowe Chizek and Company LLC's consulting practice to assist in our preparation for future compliance with
         Section 404 of the Sarbanes-Oxley Act.

     Our Board of Directors unanimously recommends that you vote IN FAVOR of the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accountants for the fiscal year ending December 31, 2007.

                              Financial Information

         Accompanying this Proxy Statement is our Annual Report containing financial and related information. The Annual Report is not part of this Proxy Statement.

                                  Other Matters

Stockholder Nominations or Proposals

         Bylaw Limitations. Our bylaws provide that, except for proposals or nominations by the Board of Directors, a stockholder will be permitted to nominate a person to serve as a director or to present a proposal to stockholders at a stockholders' meeting only by first satisfying certain requirements. A stockholder must give advance written notice to our Secretary before making any such nomination or submitting such a proposal. To be timely, a stockholder's notice must be delivered to or mailed to and received at our principal executive offices not less than ninety days prior to the date of the annual meeting; provided, however, that as to any annual meeting held earlier than 30 days in advance of the anniversary of the annual meeting in the previous year, the notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the meeting is made.

         The stockholder must sign the notice. The notice must state (i) the name and address of such stockholder as they appear on our books and (ii) the class and number of shares of our capital stock that the stockholder beneficially owns.

         As to notices of intent to submit a proposal for stockholder vote, the notice must also state: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and (ii) any material interest of the stockholder in the proposed business. Only business which is a proper subject of stockholder action may be proposed at or voted on at the meeting.

         As to notices of intent to nominate a person as a director, the notice must also state: (i) all information relating to each proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to applicable law and regulation; and (ii) any business, familial or employment relationship between such stockholder and such nominees. The notice must be accompanied by the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, provided, however, that we will not be required to name such nominee in any proxy statement for a proxy solicitation by our Board of Directors or to solicit votes for such nominee unless required by law to do so.

Submission of Matters for Inclusion in Our 2008 Proxy Statement

         Stockholders may submit proposals for inclusion in our 2008 proxy material by satisfying the requirements of the regulations of the Securities and Exchange Commission. We must receive those proposals by 5 p.m. local time not less than 120 calendar days before the date in 2008 that corresponds to the date that this proxy statement is released to stockholders in 2007. However, if the date of the 2008 annual meeting is changed by more than 30 days from the date of the 2007 annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. Proposals should be sent via registered, certified, or express mail to: Office of the Chief Financial Officer, VSB Bancorp, Inc., 4142 Hylan Boulevard, Staten Island, New York 10308. The stockholder must also satisfy all the other requirements of Securities and Exchange Commission Rule 14a-8 in order to be able to include a proposal in our proxy material.


Dated:  March 23, 2007


                                 REVOCABLE PROXY
                                VSB Bancorp, Inc.
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


ANNUAL MEETING OF STOCKHOLDERS
        April 24, 2007
                                                                                                                 For All
                                                                                                For    Withhold   Except
The undersigned hereby appoints             1. The election as directors of the three           [ ]      [ ]       [ ]
Chaim Farkas and Carlos Perez, MD              nominees listed below to three year terms:
or each of them individually, each
with full power of substitution,
proxies and agents for the undersigned
to vote all shares of common stock             Joseph J. LiBassi         Merton Corn          Joan Nerlino Caddell
of VSB Bancorp Inc. which the
undersigned is entitled to vote
at the Annual Meeting of Stockholders,      INSTRUCTION: To withhold authority to vote for any individual
to be held on April 24, 2007, at            nominee(s),  mark "For All Except" and write that  nominee's name
5:00 p.m., and at any and all               in the space provided below.
adjournments thereof.

                                            ------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS OF VSB                                                                For    Against   Abstain
BANCORP, INC.                               2. The ratification of the appointment of           [ ]      [ ]       [ ]
                                               Crowe Chizek and Company LLC as
                                               independent registered public accountants
                                               for VSB Bancorp, Inc. for the fiscal year
                                               ending December 31, 2007.

                                            3. In their discretion, such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.


                        ---------------
Please be sure to sign |Date           |    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
and date this Proxy    |               |    NOMINEES NAMED ABOVE AND "FOR" EACH OF THE LISTED PROPOSALS.
in the box below.       ---------------
 --------------------------------------
|                                      |       This proxy is revocable and will be voted as directed, but if no instructions
|                                      |    are specified, this proxy will be voted FOR each of the proposals listed above. If
|                                      |    any other business is presented at the Annual Meeting, this proxy will be voted by
|                                      |    those named in this proxy in their discretion. At the present time, the Board of
|                                      |    Directors knows of no other business to be presented at the Annual Meeting.
 --------------------------------------
Stockholder sign above ___________
Co-holder (if any) sign above


 ^ Detach above card, sign, date and mail in postage paid envelope provided ^

                                VSB Bancorp, Inc.
--------------------------------------------------------------------------------

         IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and an Annual Report.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------------------

-------------------------------------------